Exhibit 99.4

RSC and United Rentals Merger Communication Dec 16, 2011 Filed by RSC Holdings Inc. Pursuant to Rule 425 under the Securities Act of 1933 and deemed filed pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 Subject Company: RSC Holdings Inc. / URI Commission File No.: _______

RSC Communication Plan Timeline of United Rentals/RSC Merger Corporate & Region Staff Announcement Day 1 Press Release Same time as RSC announcement All Employee Call with Erik Day 2 Region Follow up Calls Week 1 & 2 Corporate Dept Follow up Meetings Week 1 & 2 Ongoing Communication Weekly Update Messages & FAQs RSC Redline & RSC Village CEO Chat for Employee Questions Final Close Date - Tentatively 2nd Q RSC locations and employees merge into URI 2012 2

RSC Communication Plan Key Talking Points This is a merger of the 2 largest and most successful equipment rental companies and with the strong market recovery, timing is right for both organizations We are in the early stages of the merger, as we know more we'll share more. Our goal is to be open and transparent Need to continue to focus on the customer, 'do what we do best' Based on very preliminary numbers, we anticipate this merger to result in 1,000 locations in the US and Canada The merger is expected to take several months with a close date expected in 2nd quarter 2012. As dates are finalized we'll communicate these milestones 3 Its 'Business As Usual' Until Merger is Finalized

Benefits of RSC and United Merger Creates the strongest equipment rental company in the industry Takes the lead in consolidating the industry Combined revenues of nearly $4 billion Better balance of industrial vs. commercial/construction customers will better enable the combined company to manage through cycles Provides unparalleled geographic coverage through a significant combined footprint. ~1,000 locations provide near complete North American coverage Locations 48 U.S. states and 10 Canadian provinces Strengthens our ability to serve customers across industries and sectors, with complementary product offerings that round out both companies Combined fleet of $7 billion (original equipment cost) URI strengths in Temperature Control, Trenching & Shoring, Pump & Power RSC strengths in Total Control, Tools Business, NPS, Salesforce.com Shared focus on customer service and putting customers first

RSC/URI Customer Mix (by 2010 revenue) 5 URI RSC Combined Its 'Business As Usual' Until Merger is Finalized FOCUS ON THE CUSTOMER

RSC Communication Plan Emphasize to employees our plan to recognize their efforts 2011 MVC, Service Excellence awards will payout in 2012 based on the RSC Incentive plans 2012 pro-rated MVC, Service Excellence bonus for 1st quarter will payout at Target after the close 2012 Performance Review & Merit process in Mar/April 2012 Service, safety, sales award programs continue through close REMEMBER TO: Communicate to your people & often Be visible, be available Focus on the engagement of your people 6

7 Employee Benefits of RSC and URI Merger Resources of a larger company create additional opportunity Career growth Increased breadth and depth of opportunities "Best of both worlds" New company will leverage strengths of both organizations and be even stronger Be part of the clear industry leader Take pride in what you helped build Employees have built RSC into the company it is today, enabling this opportunity Chance for RSC employees to contribute expertise to a new organization Shared customer and employee focused values Desire to be the best place to work Commitment to excellent customer service

8 FORWARD-LOOKING STATEMENTS DISCLOSURE: This communication contains "forward-looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Such statements that are not historical facts are hereby identified as forward-looking statements and intended to be covered by the safe harbor provisions of the PSLRA and can be identified by the use of the words "believe," "expect," "predict," "project," "potential," "estimate," "anticipate," "project," "should," "intend," "may," "will," and similar expressions or variations of such words, or by discussion of future financial results and events, strategy or risks and uncertainties, trends and conditions in RSC's business and competitive strengths, all of which involve risks and uncertainties. Where, in any forward-looking statement, RSC or its management expresses an expectation or belief as to future results or actions, there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. RSC's actual results may differ materially from its expectations, plans or projections. RSC warns you that forward-looking statements are only predictions and estimates, which are inherently subject to risks, trends and uncertainties, many of which are beyond RSC's ability to control or predict with accuracy and some of which it might not even anticipate. These risks and uncertainties include: the timing to consummate the proposed transaction with United Rentals, Inc. ("URI"); negative effects from the pendency of the transaction; the risk that a condition to closing of the proposed transaction may not be satisfied; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the ability of RSC to timely receive the required approval of its shareholders; the risk that the contemplated transaction does not occur for any other reason; the possibility that costs or difficulties related to the transaction will be greater than expected; the ability of RSC to successfully integrate with the business of United Rentals, Inc., including the combined company's ability to access sufficient sources of capital to fund its operations; the risks to the combined company's ability to retain and hire key personnel; the diversion of management time on transaction-related issues; and other risks described in the "Risk Factors" section of URI's and RSC's SEC reports. RSC gives no assurance that it will achieve its expectations and it does not assume responsibility for the accuracy and completeness of the forward-looking statements. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements as a result of many factors, including the risk factors described in the risk factor section of its SEC reports. RSC cautions readers not to place undue reliance on these forward-looking statements that speak only as of the date made. All forward-looking statements including information included or incorporated by reference herein are based upon information available to RSC as of the date hereof, and RSC assumes no obligation to update or revise any such forward- looking statements. ADDITIONAL INFORMATION In connection with the proposed transaction, URI will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of RSC that also constitutes a prospectus of URI and a proxy statement of URI. RSC will mail the proxy statement/prospectus to its shareholders. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF RSC ARE URGED TO READ THE PROXY STATEMENT/ PROSPECTUS CAREFULLY, BECAUSE THE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (sec.gov). You will also be able to obtain these documents, free of charge, when filed, from RSC's website, www.rscrentals.com, at 6929 E Greenway Parkway, Scottsdale, Arizona. RSC and its directors, executive officers and certain other members of management and employees may be soliciting proxies from RSC shareholders in favor of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of RSC shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus filed with the SEC. You can find information about RSC's executive officers and directors in its definitive proxy statement filed with the SEC on March 16, 2011.